November 26, 2013
SEPARATION AND RELEASE AGREEMENT
RECITALS

This Separation Agreement and Release Agreement (“Agreement”) is made by and between Ahmed Rubaie (“Employee”) and Fortinet, Inc. (“Company”) (collectively referred to as the “Parties”).
WHEREAS, Employee resigned from employment with the Company and the Company accepted Employee’s resignation on November 22, 2013, and the Parties agree that such resignation shall be effective December 5, 2013 (the “Resignation Date”);
WHEREAS, the Company and Employee entered into an At-will Employment, Confidential Information, Proprietary Information and Inventions Assignment, and Arbitration Agreement on April 16, 2013 (the “Confidentiality Agreement”), an Offer Letter dated April 16, 2013 (the “Offer Letter”), and the Change of Control Severance Agreement dated April 16, 2013 (the “Change of Control Agreement”);
WHEREAS, the Parties dispute whether Employee is eligible for any severance or other separation benefits under the Change of Control Agreement;
WHEREAS, the Parties, and each of them, wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that the Employee may have against the Company, including, but not limited to, any and all claims arising or in any way related to Employee’s employment with, or separation from, the Company;
NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:
COVENANTS
Final Pay. Employee will receive his regular base salary through the Resignation Date, and on that date will receive payment for all earned but unpaid base salary and accrued but unused PTO as required by law and proper unpaid business expenses, subject to applicable taxes and withholding and paid in accordance with the Company’s standard practices and policies. Employee acknowledges and agrees that, upon receipt of that payment, Employee will have received payment from the Company for all wages, salary, bonuses, commissions, reimbursable expenses, accrued vacation and any similar payments due Employee from the Company as of the Resignation Date, and that the Company does not owe Employee any other amounts except as forth in this Agreement. For 90 days following the Resignation Date, Employee agrees to be available on a reasonable basis to the Company to respond to specific inquiries about matters related to the business of the Company that are within Employee’s direct knowledge.

Consideration. In exchange for Employee’s agreement to the general release and waiver of claims and Employee’s other promises herein, the Company agrees to provide Employee with the following:

1.
Severance: The Company agrees to pay Employee the gross amount of $166,666.70, less applicable state and federal payroll deductions, which constitutes five (5) months of Employee’s base salary, in two equal lump sum payments, the first within five (5) business days following the Effective Date (as defined below) of this Agreement, and the second on January 5, 2014.

2.
Retention Bonus Payment: The Company agrees to pay Employee, within five (5) business days following the Effective Date, in the gross amount of $75,000, less applicable state and federal payroll deductions, which represents payment of a retention bonus that Employee has not earned and which had not become vested as of the Resignation Date, in two equal lump sum payments, the first within five (5) business days following the Effective Date, and the second on January 5, 2014.

3.
COBRA: Employee and his family are eligible to participate in group health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA"), which, as of the time coverage is being provided, is identical to the coverage provided under the Company’s group health plan(s) to similarly situated beneficiaries to whom a qualifying event has not occurred; provided, however, that Employee constitutes a “qualified beneficiary” as defined in Section 4980(B)(g)(1) of the Internal Revenue Code of 1986, as amended. If coverage under the plan(s) is modified for any group of similarly situated beneficiaries, the coverage will also be modified in the same manner for Employee under the group health plan(s). The Company will pay for continuation coverage required under COBRA until the earlier to occur: (a) May 31, 2014, and (b) Employee’s receipt of an offer of employment with another employer through comparable health insurance benefits are offered (“COBRA Payment Period”) (Employee must promptly notify the Company in writing of any such offer). Employee agrees that, thereafter, Employee will be responsible for payment of 100% of the premiums associated with COBRA (including both the portion previously paid by Employee and any portion previously paid by the Company, plus 2% for administrative costs) for any period of time remaining under the applicable period of continuation coverage required under COBRA following the end of the COBRA Payment Period.

4.
Payments in Lieu of RSU Vesting: Employee was granted restricted stock units (“RSUs”) representing 125,000 shares of the Company’s common stock, pursuant to grant documentation dated May 14, 2013, and subject to the terms and conditions of the Company’s 2009 Equity Incentive Plan. Because Employee’s employment is terminating on the Resignation Date, the RSUs have not vested, and will not vest, as to any shares, nor will Employee be eligible for vesting of any other equity or other ownership interest in the Company. Nevertheless, in exchange for Employee’s promises herein, the Company agrees to pay Employee in a lump sum the gross amount of $562,500, less applicable state and federal payroll deductions, which constitutes the approximate current value of a single share of the Company’s common stock multiplied by 28,125, in two equal lump sum payments, the first within five (5) business days following the Effective Date, and the second on January 5, 2014.

5.
Forgiveness of Sign-On Bonus: The Company agrees to forgive, effective on the first business day following the Effective Date, the repayment by Employee of the un-earned portion of his $150,000 sign-on bonus as set forth in the Offer Letter.

Confidentiality Agreement. Employee will continue to maintain the confidentiality of all Company Confidential Information (as defined in the Confidentiality Agreement) and will continue to comply with all of the terms and conditions of the Confidentiality Agreement. Employee will return all of the Company’s property and confidential and proprietary information in his possession to the Company on or before the Resignation Date.
General Release of Claims.
Employee agrees that the consideration outlined above represents settlement in full of all outstanding obligations owed to Employee by the Company and its officers, managers, supervisors, agents and employees, and such commitments by the Company represent good and valuable consideration in return for all obligations of Employee herein, including the releases herein. Employee, on his own behalf, and on behalf of his respective heirs, family members, executors, agents, and assigns, hereby fully and forever releases the Company and its officers, directors, employees, agents, investors, shareholders, administrators, affiliates, affiliated or associated companies or entities, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation:
any and all claims relating to or arising from Employee’s employment relationship with the Company or any relationship with affiliated or associated companies, and the termination of those relationships, including but not limited to, claims relating to or arising from the Offer Letter or the Change of Control Agreement;
any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;
any and all claims under any and all laws of any jurisdiction including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;
any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act; the Family and Medical Leave Act; the California Family Rights Act; the California Fair Employment and Housing Act, and the California Labor Code, including, but not limited to California Labor Code Sections 1400-1408;

any and all claims for violation of the federal, or any state, constitution, or for violation of any other U.S. or foreign statutes or laws;
any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;
any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement;
Any claim for salary, bonus, or other cash consideration
any claim related to equity, RSUs, MSUs, Employee Stock Purchase Plan, stock options, vesting or acceleration of vesting, or other compensation; and
any and all claims for attorneys’ fees and costs.
The Company on behalf of itself and all those who may make claims through it hereby fully and forever releases Employee from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Company may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement, except for claims for fraud or misappropriation of trade secrets. As of the Effective Date, the Company is not aware of any fact which would support directly or indirectly any claim for fraud or misappropriation of trade secrets against Employee.
The Company and Employee agree that the releases set forth above in this section will be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations expressly incurred under this Agreement. This release does not release claims that cannot be released as a matter of law, including, but not limited to the following, but solely to the extent the following cannot be released as a matter of law according to applicable laws: (1) Employee’s right to file a charge with or participate in a charge by the Equal Employment Opportunity Commission, or any other local, state, or federal administrative body or government agency that is authorized to enforce or administer laws related to employment, against the Company (with the understanding that any such filing or participation does not give Employee the right to recover any monetary damages against the Company; Employee’s release of claims herein bars Employee from recovering such monetary relief from the Company); (2) claims under Division 3, Article 2 of the California Labor Code (which includes California Labor Code section 2802 regarding indemnity for necessary expenditures or losses by employee); and (3) claims prohibited from release as set forth in California Labor Code section 206.5 (specifically “any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made”)or rights, if any, by Employee to indemnification under any charter document or agreement of the Company or policy of insurance.
Acknowledgement of Waiver of Claims Under ADEA. Employee acknowledges that he is waiving and releasing any rights he/she may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that he should consult with an attorney prior to executing this Agreement;

he has up to twenty-one (21) days within which to consider this Agreement;
he has seven (7) days following his execution of this Agreement to revoke this Agreement;
this ADEA waiver will not be effective until the revocation period has expired; and
nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.
Civil Code Section 1542. The Parties represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. The Parties acknowledge that they had the opportunity to seek the advice of legal counsel and are familiar with the provisions of California Civil Code Section 1542, which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
The Parties, being aware of said code section, agrees to expressly waive any rights they may have hereunder, as well as under any other statute or common law principles of similar effect.
No Pending or Future Lawsuits. Employee and the Company represent that they have no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the other or any other person or entity referred to herein. Employee and the Company also represent that they do not intend to bring any claims on their own behalf or on behalf of any other person or entity against the other or any other person or entity referred to herein.
No Cooperation. Employee agrees he will not act in any unlawful manner that might damage the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so. Employee further agrees both to immediately notify the Company upon receipt of any court order, subpoena, or any legal discovery device that seeks or might require the disclosure or production of the existence or terms of this Agreement, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or legal discovery device to the Company.
Mutual Non-Disparagement; Cooperation. Employee agrees to refrain from, and not engage in, directly or indirectly, any disparagement, defamation, libel or slander of the Company, its management, its employees, or its affiliates or tortuous interference with the contracts and relationships of the Company or its affiliates. The Company agrees that its current executive officers and directors will refrain from, and not engage in, directly or indirectly, any disparagement, defamation, libel or slander of Employee. All inquiries by potential future employers of Employee will be directed to Human Resources. Upon inquiry, the Company will only state the following: Employee‘s last position and dates of employment. Employee agrees to cooperate with reasonable requests from the Company in defending against any claims against the Company for which Employee has relevant information, at the Company’s expense.
No Admission of Liability. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement will be deemed or construed to be: (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

Costs. The Parties will each bear their own costs, expert fees, attorneys’ fees and other fees incurred in connection with this Agreement.
Indemnification. Employee agreed to indemnify and hold harmless the Company from and against any and all loss, costs, damages or expenses, including, without limitation, attorneys’ fees or expenses incurred by the Company arising out of the breach of this Agreement by Employee, or from any false representation made herein by Employee, or from any action or proceeding which may be commenced, prosecuted or threatened by Employee or for Employee’s benefit, upon Employee’s initiative, or with Employee’s aid or approval, contrary to the provisions of this Agreement. Employee further agrees that in any such action or proceeding, this Agreement may be pled by the Company as a complete defense, or may be asserted by way of counterclaim or cross-claim. The Company agrees to indemnify and hold harmless Employee from and against any and all loss, costs, damages or expenses, including, without limitation, attorneys’ fees or expenses incurred by Employee arising out of the breach of this Agreement by Company, or from any false representation made herein by Company, or from any action or proceeding which may be commenced, prosecuted or threatened by Company or for Company’s benefit, upon Company’s initiative, or with Company’s aid or approval, contrary to the provisions of this Agreement. Company further agrees that in any such action or proceeding, this Agreement may be pled by the Employee as a complete defense, or may be asserted by way of counterclaim or cross-claim.
Arbitration. The Parties agree that any and all disputes arising out of, or relating to, the terms of this Agreement, their interpretation, and any of the matters herein released, will be subject to binding arbitration in Santa Clara County before the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. The Parties agree that the prevailing party in any arbitration will be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration will be awarded its reasonable attorneys’ fees and costs. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. This section will not prevent either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to Employee’s obligations under this Agreement and the agreements incorporated herein by reference.
Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he/she has the capacity to act on his/her own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.
No Representations. Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.
Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision so long as the remaining provisions remain intelligible and continue to reflect the original intent of the Parties.

Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee’s relationship with the Company, and supersedes and replaces any and all prior agreements and understandings between the Parties concerning the subject matter of this Agreement and Employee’s relationship with the Company, with the exception of the Confidentiality Agreement and the Stock Agreements.
No Waiver. The failure of any party to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, will not be construed thereafter as a waiver of any such terms or conditions. This entire Agreement will remain in full force and effect as if no such forbearance or failure of performance had occurred.
No Oral Modification. Any modification or amendment of this Agreement, or additional obligation assumed by either party in connection with this Agreement, will be effective only if placed in writing and signed by both Parties or by authorized representatives of each party.
Governing Law. This Agreement will be deemed to have been executed and delivered within the State of California, and it will be construed, interpreted, governed, and enforced in accordance with the laws of the State of California, without regard to conflict of law principles. To the extent that either party seeks injunctive relief in any court having jurisdiction for any claim relating to the alleged misuse or misappropriation of trade secrets or confidential or proprietary information, each party hereby consents to personal and exclusive jurisdiction and venue in the state and federal courts of the State of California.
Attorneys’ Fees. In the event that either Party brings an action to enforce its rights under this Agreement, the prevailing party will be awarded his/its costs of mediation, arbitration, litigation, court fees, plus reasonable attorneys’ fees, incurred in connection with such an action.
Effective Date. This Agreement is effective after it has been signed by both parties and after seven (7) days have passed since Employee has signed the Agreement (the “Effective Date”), unless revoked by Employee within seven (7) days after the date the Agreement was signed by Employee.
Counterparts. This Agreement may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.
Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:
They have read this Agreement;
They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;
They understand the terms and consequences of this Agreement and of the releases it contains; and
They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

FORTINET, INC.
Dated: November 26, 2013

By:	/s/ Amanda Mallow
Amanda Mallow
Vice President, Human Resources

EMPLOYEE
Dated: November 26, 2013

By:	/s/ Ahmed Rubaie
Ahmed Rubaie